EXHIBIT 10.4


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                                  P.O. BOX 657
                            DES MOINES, IA 50303-0657


January 24, 1996


Mr. Russell E. Christiansen
666 Grand Avenue
P.O. Box 657
Des Moines, IA 50303-0657

Dear Mr. Christiansen:

     Pursuant to the Agreement and Plan of Exchange ("Exchange Agreement") dated as of January 24, 1996, by and between MidAmerican Energy Company ("MidAmerican"), and MidAmerican Energy Holdings Company ("Holdings"), MidAmerican will become a subsidiary of Holdings. In recognition of the value of your past services to MidAmerican and its subsidiaries, and in anticipation of your contribution to the future growth and success of Holdings and its subsidiaries, Holdings wishes to provide itself and its subsidiaries the continuing benefits of your service as a senior executive officer of Holdings and its subsidiaries on the terms and conditions set forth below.

     This letter sets forth our agreement with respect to your employment with Holdings and its subsidiaries during the period commencing on the Effective Time (as defined in the Exchange Agreement) and ending on the date your employment with Holdings and its subsidiaries terminates (as defined herein, "Employment Period") and beyond the Employment Period, with respect to your acting as a consultant and advisor to Holdings during the period commencing at the end of the Employment Period and ending on the third anniversary of the retirement date ("Consulting Period") or until such earlier date as otherwise may be determined hereunder.

     1.(a) Between the Effective Time and May 31, 1997 (the "Employment Period"), you shall serve as Chairman of the Board of the Directors of Holdings ("Chairman"), performing those responsibilities set forth on Exhibit A attached hereto. Your retirement date shall be May 31, 1997 ("Retirement Date") and the Consulting Period shall commence on June 1, 1997. During the Employment Period your duties and services generally shall be performed by you on regular business days during normal business hours, and you agree to be present as required and for as much time as is necessary to perform your duties and services for the business of Holdings and its subsidiaries. You shall be entitled to vacation in accordance with the policy from time to time in effect for senior executive officers of Holdings and its subsidiaries with credit for past service with MidAmerican and its subsidiaries and predecessors of each. During the Employment Period you shall be reimbursed by Holdings in accordance with the Holdings's policy from time to time in effect for any expenses commensurate with your position which you may reasonably incur in the performance of your duties and services hereunder and which are properly substantiated.

     (b) In consideration of and as compensation for your services hereunder and your agreement not to compete with Holdings as set forth herein, during the Employment Period, Holdings will pay to you, in equal installments with the same frequency as for other executives of Holdings, but at least monthly, a base salary at the annual rate of not less than $400,000, such base salary to be subject to adjustment during the Employment Period in accordance with Holdings's policy for executives, and shall never be less than the base salary of the Chief Executive Officer of Holdings. In addition to such salary, you shall be eligible to receive, as additional compensation, appropriate management bonuses, long-term incentive awards and such other compensation elements as are applicable, in amounts not less than those paid or accrued for the Chief Executive Officer of Holdings, in relation to the achievement by Holdings and its subsidiaries of corporate goals and objectives and Holdings will provide to you all other benefits accorded to full-time senior executive employees of Holdings from time to time, provided that such benefits shall be not less in the aggregate than those in effect at MidAmerican as of the Effective Time. Holdings's obligations to make the salary payments and to provide the other benefits provided for by this paragraph 1(b) shall be expressly contingent upon, and subject to, your observance of, and substantial compliance with, all of the terms and provisions hereof.

     2.(a) During the Consulting Period, you shall serve as consultant and advisor to Holdings. You agree, in your capacity as consultant and advisor, to hold yourself ready to and to render such advice and counsel to Holdings and any of its subsidiaries and affiliates as may be requested from time to time with reasonable advance notice by the Board of Directors or Chief Executive Officer of Holdings; provided, that you shall not be required to devote in excess of sixty (60) days in any twelve-month period to your duties as a consultant hereunder, and provided further that telephonic consultation shall not require advance notice. It is understood and agreed that such requests for consultation shall not unreasonably interfere with your employment with any other employer. You shall report during the Consulting Period directly to the Chief Executive Officer of Holdings, who shall represent Holdings in all matters relating to the performance of this Agreement. During the Consulting Period, you shall be reimbursed for any expenses which you may reasonably incur in the performance of your duties hereunder and which are properly substantiated.

     (b) In consideration of and as compensation for your services as a consultant and advisor to Holdings hereunder, and your agreement not to compete with Holdings as set forth herein, during the Consulting Period Holdings will pay to you in equal monthly installments a consulting fee at a rate of $50,000 per annum. Holdings shall not be obligated to make such payments in respect of any period following the Employment Period if you continue to be actively employed by Holdings or any subsidiary or affiliate after the Employment Period. During the Consulting Period Holdings shall provide to you the benefits described in paragraph 1 (other than the base salary, bonus, long-term incentive and other cash compensation elements referred to therein), including office space, equipment and furnishings and a full-time secretary, selected by you, at the expense of Holdings in quarters agreed upon by you and Holdings. Holdings's obligations to pay the consulting fee and benefits provided for by this paragraph 2(b) shall be expressly contingent upon, and subject to, your observance of, and substantial compliance with, all of the terms and provisions hereof.

     3. You agree that during the Employment Period and the Consulting Period, and any additional period during which you are employed by or act as a consultant to Holdings or any subsidiary or affiliate, except with the prior written consent of Holdings, you will not in any way, directly or indirectly, own, manage, operate, control, accept employment or a consulting position with, or otherwise advise or assist or be actively connected with or have any financial interest in, directly or indirectly, any enterprise which engages in, or otherwise carries on, any business activity in competition with the business of Holdings and its subsidiaries in any geographic area in which they engages in such business. You further agree that during the Employment Period, the Consulting Period, and any additional period during which you are employed by Holdings or any subsidiary or an affiliate and, in any event, until the sixth anniversary of the Effective Time, subject to the foregoing, you will not take any action which might divert from Holdings or any of its subsidiaries or affiliates, successors or assigns any opportunity which would be within the scope of its or their respective present or future operations or business. It is understood that ownership of not more than one percent (1%) of the equity securities of a public company shall in no way be prohibited pursuant to the foregoing provisions.

     4. Notwithstanding any of the foregoing provisions of this Agreement, Holdings may terminate your duties and services hereunder during the term hereof and discharge you (i) in the event of a breach of this Agreement by you in any material respect as determined by the affirmative vote of two-thirds of the membership of Holdings's Board of Directors ("Board"), provided that the Board shall have given you written notice of such breach, and you shall have failed to remedy such breach within thirty (30) days of receipt of such notice, (ii) for cause, upon the affirmative vote of two-thirds of the membership of the Board (cause, for purposes of this Agreement, shall mean persistent incompetence, willful misconduct, dishonesty or conviction of a felony), or (iii) upon the affirmative vote of two-thirds of the membership of the Board, provided, in the case of
(iii), Holdings shall be obligated to make the salary payments to and provide the other benefits provided for by paragraph 1(b) through the remainder of the Employment Period and the salary payments and other benefits provided for by paragraph 2(b) through the remainder of the Consulting Period notwithstanding such termination. Your duties and services hereunder shall terminate in the event of your death or your physical inability to perform the services required to be performed by you hereunder, provided such inability shall have persisted for a continuous period of 270 days. Should your services be terminated by reason of your breach of this Agreement, or for cause, Holdings shall pay to you your salary or consulting fee, as the case may be, only through the end of the calendar month in which such termination occurs, and if your services are terminated by reason of your death prior to the Retirement Date or your physical inability to perform the services required to be performed by you hereunder, your salary hereunder shall terminate on the date benefits in respect of your death or physical disability are made available to your estate or personal representative under Holdings's benefit plans.

     In the event of a breach of the Agreement by Holdings in any material respect, such breach shall be deemed to constitute a constructive termination of your employment in contravention of this Agreement, qualifying you for payment pursuant to paragraph 4(iii) above and such other remedies as are available in law or in equity; provided, however, that you shall have given the Board of Holdings written notice of such breach, and the Board shall have failed to cause Holdings to remedy such breach within thirty (30) days of receipt of such notice.

     5. It is understood and agreed that the services to be rendered under this Agreement by you are special, unique and of an extraordinary character, and, more particularly, that in the event of any breach or threatened breach by you of the provisions of paragraph 3 hereof, Holdings shall have no adequate remedy in law. Consequently, in the event of a breach or threatened breach by you of the provisions of paragraph 3 hereof, in addition to Holdings's right to terminate this Agreement pursuant to paragraph 4 hereof, Holdings shall be entitled to an injunction restraining you from any such breach or threatened breach.

     6. Any paragraph, sentence, phrase or other provision of this Agreement which is in conflict with any applicable statute, rule or other law shall be deemed, if possible, to be modified or altered to conform thereto or, if not possible, to be omitted herefrom. The invalidity of any portion hereof shall not affect the force and effect of the remaining valid portions hereof.

     7. This Agreement is governed by and is to be construed in accordance with the substantive law (and not the choice of law rules) of the State of Iowa. This Agreement (and the Exchange Agreement at Article V) constitutes the entire


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

understanding between you and Holdings with respect to the subject matter contained herein and, except as otherwise set forth in this paragraph 7, at the Effective Time of the Share Exchange supersedes and cancels any and all prior written or oral understandings and agreements with respect to such matters, including the employment agreement dated July 26, 1994. It is understood and agreed that the share exchange as contemplated in the Exchange Agreement shall not constitute a Change in Control for purposes of the Agreement between you and MidAmerican, as successor to Midwest Energy Company, dated April 19, 1989 ("MWE Agreement") only, and that notwithstanding the foregoing, the MWE Agreement shall remain in full force and effect in accordance with the terms thereof with respect to any event, transaction or circumstance other than the share exchange.

     8. Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and delivered personally or sent by registered or certified mail, postage prepaid, or sent by an overnight delivery service, addressed as follows:

If to Holdings:

     MidAmerican Energy Holdings Company
     666 Grand Avenue
     P.O. Box 657
     Des Moines, IA 50303-0657

If to you:

     Mr. Russell E. Christiansen
     666 Grand Avenue
     P.O. Box 657
     Des Moines, IA 50303-0657

or to such other address as either party may designate by notice to the other, and shall be deemed to have been given upon receipt.

     9. This Agreement may be amended only by an instrument in writing signed by the parties hereto, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought. The failure of either party hereto at any time to require the performance by the other party hereto of any provision hereof shall in no way affect the full right to require such performance at any time thereafter, nor shall the waiver by either party hereto of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or a waiver of the provision itself or a waiver of any other provision of this Agreement.


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


     10. This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by Holdings or by you.

     11. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     12. This Agreement shall have no force and effect unless and until the Effective Time.

Sincerely,

MIDAMERICAN ENERGY HOLDINGS COMPANY



By:      /s/ STANLEY J. BRIGHT
         ---------------------
         Stanley J. Bright
         President and
           Chief Executive Officer

Accepted and agreed to as
of the date first written
above.



         /s/ RUSSELL E. CHRISTIANSEN
         ---------------------------
         Russell E. Christiansen

                                                                       EXHIBIT A
RESPONSIBILITIES OF CHAIRMAN

         *    Shareholder Meetings

         * Meetings of the Board of Directors and Committees of the Board. (The Chairman would preside and the President and CEO would have a principal presentation role.)

         * Agenda setting for board and board committee meetings to be done by the Chairman with concurrence of the President and CEO.

         *    Committees of the Board

              *    Executive (President and CEO to serve as chairman; Chairman to serve as vice chairman.)

              *    Nominating

              *    Finance (Chairman and President and CEO to be members.)

              *    Audit

              *    Compensation

              *    Strategy (President and CEO to serve as chairman)

         *    Corporate Charter and Bylaw Revisions

         *    Major Economic Development Initiatives

         * Major Governmental or Regulatory Initiatives and programs undertaken by Holdings at the federal, state or local level.

         *    Major Industry Initiatives

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                                  P.O. BOX 657
                            DES MOINES, IA 50303-0657

January 29, 1997

Mr. Russell E. Christiansen
P.O. Box 657
Des Moines, IA 50303-0657

Dear Mr. Christiansen:

     By letter dated as of January 24, 1996 ("Letter"), you and MidAmerican Energy Holdings Company agreed to the terms and conditions of your continuing employment as an employee of Holdings during the Employment Period and as a consultant to Holdings during the Consulting Period. This letter sets forth our agreement as to certain amendments to the Letter which will allow the deferral by you of the annual fee ("Consulting Fee") to be paid to you by Holdings during the Consulting Period. Terms contained herein and not otherwise defined shall have the meaning ascribed to them in the Letter.

     1. Paragraph 2 is amended by adding a new subparagraph (c) as follows:

          2.(c). During the Consulting Period you shall be entitled to defer one hundred percent (100%) of your Consulting Fee pursuant to a Deferred Compensation Agreement and in accordance with the terms and conditions of such Deferred Compensation Agreement. A form of the Deferred Compensation Agreement is attached hereto and by this reference incorporated herein.

     2. All other terms and conditions of the Letter shall remain in full effect and are not amended hereby.

MIDAMERICAN ENERGY HOLDINGS COMPANY



By:      /s/ STANLEY J. BRIGHT
         --------------------------------
         Stanley J. Bright, President and Chief Executive Officer

Accepted and agreed to as of the date first written above.



/s/ RUSSELL E. CHRISTIANSEN
-----------------------------
Russell E. Christiansen

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                         DEFERRED COMPENSATION AGREEMENT
                                      WITH
                             RUSSELL E. CHRISTIANSEN


SECTION 1. PURPOSE. The purpose of this Agreement is to enable MidAmerican Energy Holdings Company to retain in its employment the Executive by providing such Executive the opportunity to defer his cash compensation.

SECTION 2.     DEFINITIONS.

(a) "Cash Compensation" means one hundred percent (100%) of the Executive's annual base salary attributable to his services for the Company between February 1, 1997 and December 31, 1997, and the cash portion of any incentive compensation received by the Executive attributable to 1997 which is eligible for deferral under the terms of the applicable incentive compensation plan of the Company.

(b) "Common Stock" means shares of common stock of MidAmerican Energy Holdings Company.

(c) "Company" means MidAmerican Energy Holdings Company.

(d) "Compensation Committee" means the Compensation Committee established by the Board of Directors of the Company.

(e) "Deferred Compensation" means 100% of the Cash Compensation as defined in
(a) above.

(f) "Executive" means Russell E. Christiansen.

(g) "Plan Year" shall mean each January 1 through December 31.

SECTION 3.     ADMINISTRATION.

(a) Compensation Committee. The Compensation Committee shall have the responsibility of making such determinations as may be necessary or advisable to administer the Agreement. No member of the Compensation Committee shall be liable for any act done or determination made in good faith.

(b) Delegation. The Compensation Committee may, in its discretion, delegate its routine administrative duties to an officer or employee of the Company, or to a committee composed of such officers or employees. The Corporate Secretary of the Company shall maintain the records and accounts of the Agreement.


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


SECTION 4.     BENEFICIARY DESIGNATION.

Executive shall designate one or more beneficiaries in writing to the Committee. Such designation may be revoked or modified at any time by designating a new beneficiary in writing to the Committee. Executive's beneficiary designation shall be deemed automatically revoked in the event all designated beneficiaries predecease the Executive or, if the sole beneficiary is the Executive's spouse, in the event of dissolution of marriage. In such event, or in the event the Executive does not designate a beneficiary, the benefits hereunder shall be paid to the Executive's estate.

Section 5.  Book Value Deferral Method.

(a) Deferred Compensation Units. The Book Value Deferral Method credits Deferred Compensation units ("Units") to the Executive's account determined by dividing the cash amount of Deferred Compensation by the Book Value of the Common Stock at December 31, 1996. The Executive's account shall be credited with amounts equal to dividends paid in cash from time to time on the Common Stock. "Book Value" of Common Stock shall be the total Common Stock equity on a consolidated basis divided by total shares outstanding, as shown in the applicable annual report certified by the independent certified public accountants retained as auditors of the Company.

(b) Special Ledger. The Company shall keep an appropriate record, hereinafter called the Special Ledger, of (i) the amount of Cash Compensation deferred by the Executive, (ii) the number of Units credited under paragraph (c) of this
Section 5, and (iii) the amount of dividends and Units credited with respect thereto under paragraph (d) of this Section 5.

(c) Credit of Units to Account. The number of Units to be credited to the Executive's account shall be determined by dividing the cash amount of Deferred Compensation by the Book Value of the Common Stock at December 31, 1996.

(d) Credit for Dividends. The Company shall credit to the Executive's account in the Special Ledger amounts equal to dividends paid in cash from time to time on the account, so that the amount of each such credit will be the equivalent of the dividends which the Participant would have received had the Executive been the owner of the number of shares of Common Stock equal to the number of Units in the Participant's account. Such amounts credited to each Participant's account shall be converted into additional Units in the manner provided in paragraph (c) of this Section 5 (using Book Value as of the previous December
31), and thereafter such additional Units shall be included in the base for determining future credits.

(e) Adjustment in Number of Units. In the event of any stock dividend on the Common Stock or any stock split, reverse stock split or combination of shares of


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

Common Stock, appropriate adjustment shall be made in the number of Units credited to the account of the Executive in the Special Ledger.

SECTION 6. PAYMENT.

(a) Conditions on Right to Receive Payment. The Executive shall not be entitled to payment of any Deferred Compensation until he is entitled to payment of deferred compensation under the MidAmerican Energy Company Deferred Compensation Plan-- Executives. Upon approval by the Committee, payment may be made to the Executive earlier than the date specified above.

(b) Form and Timing of Payment. (i) Under the Book Value Deferral Method, the value of Units at the time of payout shall be based on (w) the closing market price of Common Stock on the last trading date of the preceding Plan Year of the Common Stock on the New York Stock Exchange, (x) the average of the daily closing market price for the Common Stock for the twelve month period ending on the date of termination of services as an employee of the Company or (y) the Book Value of Common Stock as of the most recent December 31 prior to date of payment. The Executive (or beneficiary in the event of death prior to any payout to the Executive) shall make a selection between the foregoing methods of valuation prior to the time for payment of a lump sum or prior to the first payment in the case of annual installments. Such selection cannot be changed with respect to any subsequent payments in the case of annual installments. The per Unit value as selected by the Participant shall be referred to as the "Payout Value".

     (ii) At the election of the Compensation Committee, upon consultation with the Executive, payments of deferred compensation shall be made on the date selected by the Committee and shall be made in a lump sum or in approximately equal annual installments, and if annual installments are elected, the Compensation Committee shall determine, upon consultation with the Executive, the period over which payments are to be made.

     (iii) If annual installments are elected, each annual installment shall be not less that an amount equal to the value of the account at the beginning of the Plan Year in which distribution is to be made divided by the life expectancy of the Executive at the beginning of such Plan Year (or the joint life expectancy of the Executive and spouse if the Executive is married). Each annual installment payment shall be made within fifteen (15) days following the first day of each Plan Year.

     (iv) If an election is made to receive annual installments, then Units remaining in the account at any time shall continue to be credited with dividends (which shall purchase additional Units), until full payment has been made with respect to all Units. Units shall continue to fluctuate in value based on the Payout Value until full payment has been made with respect to the Units. In the alternative, instead of having the account fluctuate in value, the Executive may elect to have the value of his account fixed as of the December 31 prior to the first payment, based on the selection of Payout Value under paragraph (b)(i) of this Section 6. If such an election is made, the account shall be credited each December 31 with interest at the then current Fixed Rate of Interest credited under the Fixed Rate of Interest Deferral Option in the Company's "Deferred Compensation Plan--Executives".

     (v) If an election is made to receive a lump sum payment, payment shall be made within fifteen (15) days following the first day of the Plan Year in which payment is to be made (or as soon thereafter as reasonably possible if the value is based on Book Value), and the amount of the lump sum payment shall be equal to the value of the account as of December 31 of the preceding Plan Year (based on the Payout Value selected under paragraph (b)(i) of this Section 6).

     (vi) Payment of a lump sum amount or any annual installment shall be made in cash.

     (vii) In the event of the death of an Executive occurring either before the commencement of payment or before the full balance of the Executive's account has been paid, the unpaid balance of Deferred Compensation shall be paid in a lump sum to the Executive's designated beneficiary or estate. Payment shall be made within thirty (30) days following the date of death. Dividends to which owners of Common Stock would be entitled through date of death shall be credited to the account. The value of Units shall be based on the closing market price of Common Stock on the date of death (or on the preceding business day if date of death is not business day) or as otherwise selected by the beneficiary in accordance with paragraph (b)(i) of this Section 6 if no payments had yet begun to the Executive.

SECTION 7. GENERAL PROVISIONS.

(a) The obligations hereunder shall at all times be unsecured and payments with respect to any benefits hereunder shall be paid out of the general operating revenue of the Company. A trust may be established to provide for the payment of benefits to the Executive hereunder as long as the assets of such trust are subject to the claims of general creditors of the Company with respect to the value of the Executive's account.

(b) Withholding. The Committee shall have the right to require Executive to remit to the Company an amount sufficient to satisfy Federal, state and local tax withholding requirements, or to deduct from any or all payments made pursuant to the Agreement amounts sufficient to satisfy such withholding tax requirements.



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
(c) Costs of the Agreement. All costs of implementing and administering the Agreement shall be borne by the Company.

(d) Non-Alienation of Benefits. No right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or claims of the person entitled to such benefit. If the Executive or designated beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Compensation Committee, cease, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Executive or the designated beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such proportion as the Compensation Committee may deem proper.

(e) Successors. All obligations of the Company under the Agreement shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the direct or indirect result of a merger or reorganization involving the Company or the purchase or other acquisition, of all or substantially all of the business or assets of the Company.

(f) Amendment or Termination of Agreement. Any amendment or termination of this Agreement shall only be accomplished and permitted by written agreement between the Executive and Company.

(g) Separability. If any term or provision of this Agreement as presently in effect or as amended from time to time, or the application thereof to any payments or circumstances, shall to any extent be invalid or unenforceable, the remainder of the Agreement, and the application of such term or provision to payments or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term or provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

(h)  Construction.   The  provisions  of  this  Agreement  shall  be  construed, administered and enforced according to the laws of the State of Iowa.

(i) Titles. The titles of the Articles and Sections herein are included for convenience of reference only and shall not be construed as part of this Agreement, or have any effect upon the meaning of the provisions hereof.

(j) Authorized Officers. Whenever the Company under the terms of the Agreement is permitted and required to perform any act or matter or thing, it shall be done and performed by a duly authorized officer of the Company.

Executed by the parties this 29th day of January, 1997.

MIDAMERICAN ENERGY HOLDINGS COMPANY



By: ____________________________




--------------------------------
Russell E. Christiansen

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                         DEFERRED COMPENSATION AGREEMENT
                                      WITH
                             RUSSELL E. CHRISTIANSEN


SECTION 1. PURPOSE. The purpose of this Agreement is to enable MidAmerican Energy Holdings Company to retain the Executive as a consultant to the Company by providing such Executive the opportunity to defer his cash compensation.

SECTION 2.     DEFINITIONS.

(a) "Cash Compensation" means one hundred percent (100%) of the Executive's annual consulting fees attributable to his services as a consultant for the Company between June 1, 1997 and May 31, 2000.

(b) "Common Stock" means shares of common stock of MidAmerican Energy Holdings Company.

(c) "Company" means MidAmerican Energy Holdings Company.

(d) "Compensation Committee" means the Compensation Committee established by the Board of Directors of the Company.

(e) "Deferred Compensation" means 100% of the Cash Compensation as defined in
(a) above.

(f) "Executive" means Russell E. Christiansen.

(g) "Plan Year" shall mean each January 1 through December 31.

SECTION 3.     ADMINISTRATION.

(a) Compensation Committee. The Compensation Committee shall have the responsibility of making such determinations as may be necessary or advisable to administer the Agreement. No member of the Compensation Committee shall be liable for any act done or determination made in good faith.

(b) Delegation. The Compensation Committee may, in its discretion, delegate its routine administrative duties to an officer or employee of the Company, or to a committee composed of such officers or employees. The Corporate Secretary of the Company shall maintain the records and accounts of the Agreement.

SECTION 4.     BENEFICIARY DESIGNATION.

Executive shall designate one or more beneficiaries in writing to the Committee. Such designation may be revoked or modified at any time by designating a new beneficiary in writing to the Committee. Executive's beneficiary designation shall be deemed automatically revoked in the event all designated beneficiaries predecease the Executive or, if the sole beneficiary is the Executive's spouse, in the event of dissolution of marriage. In such event, or in the event the Executive does not designate a beneficiary, the benefits hereunder shall be paid to the Executive's estate.

SECTION 5.  BOOK VALUE DEFERRAL METHOD.

(a) Deferred Compensation Units. The Book Value Deferral Method credits Deferred Compensation units ("Units") to the Executive's account determined by dividing the cash amount of Deferred Compensation by the Book Value of the Common Stock at December 31 of the previous calendar year. The Executive's account shall be credited with amounts equal to dividends paid in cash from time to time on the Common Stock. "Book Value" of Common Stock shall be the total Common Stock equity on a consolidated basis divided by total shares outstanding, as shown in the applicable annual report certified by the independent certified public accountants retained as auditors of the Company.

(b) Special Ledger. The Company shall keep an appropriate record, hereinafter called the Special Ledger, of (i) the amount of Cash Compensation deferred by the Executive, (ii) the number of Units credited under paragraph (c) of this
Section 5, and (iii) the amount of dividends and Units credited with respect thereto under paragraph (d) of this Section 5.

(c) Credit of Units to Account. The number of Units to be credited to the Executive's account shall be determined by dividing the cash amount of Deferred Compensation by the Book Value of the Common Stock at December 31 of the previous calendar year.

(d) Credit for Dividends. The Company shall credit to the Executive's account in the Special Ledger amounts equal to dividends paid in cash from time to time on the account, so that the amount of each such credit will be the equivalent of the dividends which the Participant would have received had the Executive been the owner of the number of shares of Common Stock equal to the number of Units in the Participant's account. Such amounts credited to each Participant's account shall be converted into additional Units in the manner provided in paragraph (c) of this Section 5 (using Book Value as of the previous December
31), and thereafter such additional Units shall be included in the base for determining future credits.

(e) Adjustment in Number of Units. In the event of any stock dividend on the Common Stock or any stock split, reverse stock split or combination of shares of Common Stock, appropriate adjustment shall be made in the number of Units credited to the account of the Executive in the Special Ledger.

SECTION 6. PAYMENT.

(a) Conditions on Right to Receive Payment. The Executive shall not be entitled to payment of any Deferred Compensation until he is entitled to payment of deferred compensation under the MidAmerican Energy Company Deferred Compensation Plan-- Executives. Upon approval by the Committee, payment may be made to the Executive earlier than the date specified above.

(b) Form and Timing of Payment. (i) Under the Book Value Deferral Method, the value of Units at the time of payout shall be based on (w) the closing market price of Common Stock on the last trading date of the preceding Plan Year of the Common Stock on the New York Stock Exchange, (x) the average of the daily closing market price for the Common Stock for the twelve month period ending on the date of termination of services as an employee of the Company or (y) the Book Value of Common Stock as of the most recent December 31 prior to date of payment. The Executive (or beneficiary in the event of death prior to any payout to the Executive) shall make a selection between the foregoing methods of valuation prior to the time for payment of a lump sum or prior to the first payment in the case of annual installments. Such selection cannot be changed with respect to any subsequent payments in the case of annual installments. The per Unit value as selected by the Participant shall be referred to as the "Payout Value".

     (ii) At the election of the Compensation Committee, upon consultation with the Executive, payments of deferred compensation shall be made on the date selected by the Committee and shall be made in a lump sum or in approximately equal annual installments, and if annual installments are elected, the Compensation Committee shall determine, upon consultation with the Executive, the period over which payments are to be made.

     (iii) If annual installments are elected, each annual installment shall be not less that an amount equal to the value of the account at the beginning of the Plan Year in which distribution is to be made divided by the life expectancy of the Executive at the beginning of such Plan Year (or the joint life expectancy of the Executive and spouse if the Executive is married). Each annual installment payment shall be made within fifteen (15) days following the first day of each Plan Year.

     (iv) If an election is made to receive annual installments, then Units remaining in the account at any time shall continue to be credited with dividends (which shall purchase additional Units), until full payment has been made with respect to all Units. Units shall continue to fluctuate in value based on the Payout Value until full payment has been made with respect to the Units. In the alternative, instead of having the account fluctuate in value, the Executive may elect to have the value of his account fixed as of the December 31 prior to the first payment, based on the selection of Payout Value under paragraph (b)(i) of this
Section 6. If such an election is made, the account shall be credited each December 31 with interest at the then current Fixed Rate of Interest credited under the Fixed Rate of Interest Deferral Option in the Company's "Deferred Compensation Plan--Executives".

     (v) If an election is made to receive a lump sum payment, payment shall be made within fifteen (15) days following the first day of the Plan Year in which payment is to be made (or as soon thereafter as reasonably possible if the value is based on Book Value), and the amount of the lump sum payment shall be equal to the value of the account as of December 31 of the preceding Plan Year (based on the Payout Value selected under paragraph (b)(i) of this Section 6).

     (vi) Payment of a lump sum amount or any annual installment shall be made in cash.

     (vii) In the event of the death of an Executive occurring either before the commencement of payment or before the full balance of the Executive's account has been paid, the unpaid balance of Deferred Compensation shall be paid in a lump sum to the Executive's designated beneficiary or estate. Payment shall be made within thirty (30) days following the date of death. Dividends to which owners of Common Stock would be entitled through date of death shall be credited to the account. The value of Units shall be based on the closing market price of Common Stock on the date of death (or on the preceding business day if date of death is not business day) or as otherwise selected by the beneficiary in accordance with paragraph (b)(i) of this Section 6 if no payments had yet begun to the Executive.

SECTION 7. GENERAL PROVISIONS.

(a) The obligations hereunder shall at all times be unsecured and payments with respect to any benefits hereunder shall be paid out of the general operating revenue of the Company. A trust may be established to provide for the payment of benefits to the Executive hereunder as long as the assets of such trust are subject to the claims of general creditors of the Company with respect to the value of the Executive's account.

(b) Withholding. The Committee shall have the right to require Executive to remit to the Company an amount sufficient to satisfy Federal, state and local tax withholding requirements, or to deduct from any or all payments made pursuant to the Agreement amounts sufficient to satisfy such withholding tax requirements.

(c) Costs of the Agreement. All costs of implementing and administering the Agreement shall be borne by the Company.

(d) Non-Alienation of Benefits. No right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or claims of the person entitled to such benefit. If the Executive or designated beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Compensation Committee, cease, and in such event, the Company may hold or apply the same or any part thereof for the benefit of the Executive or the designated beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such proportion as the Compensation Committee may deem proper.

(e) Successors. All obligations of the Company under the Agreement shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the direct or indirect result of a merger or reorganization involving the Company or the purchase or other acquisition, of all or substantially all of the business or assets of the Company.

(f) Amendment or Termination of Agreement. Any amendment or termination of this Agreement shall only be accomplished and permitted by written agreement between the Executive and Company.

(g) Separability. If any term or provision of this Agreement as presently in effect or as amended from time to time, or the application thereof to any payments or circumstances, shall to any extent be invalid or unenforceable, the remainder of the Agreement, and the application of such term or provision to payments or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term or provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

(h)  Construction.   The  provisions  of  this  Agreement  shall  be  construed, administered and enforced according to the laws of the State of Iowa.

(i) Titles. The titles of the Articles and Sections herein are included for convenience of reference only and shall not be construed as part of this Agreement, or have any effect upon the meaning of the provisions hereof.

(j) Authorized Officers. Whenever the Company under the terms of the Agreement is permitted and required to perform any act or matter or thing, it shall be done and performed by a duly authorized officer of the Company.


Executed by the parties this 29th day of January, 1997.

MIDAMERICAN ENERGY HOLDINGS COMPANY



By: ____________________________




--------------------------------
Russell E. Christiansen